Exhibit 10.13

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UNIVERSITY OF CALIFORNIA, BERKELEY

OFFICE OF TECHNOLOGY LICENSING

AMENDMENT #3 TO:

EXCLUSIVE LICENSE

BETWEEN

KINEMED INC.

AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR

***

UC Case Nos: ***

UNIVERSITY OF CALIFORNIA, BERKELEY

OFFICE OF TECHNOLOGY LICENSING

AMENDMENT #3 TO:

EXCLUSIVE LICENSE FOR

***

UC Case Nos: ***

Effective March 25, 2003 (the “EFFECTIVE DATE OF AMENDMENT #3”), THE REGENTS OF THE UNIVERSITY OF CALIFORNIA, a California corporation, whose legal address is 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200, acting through its Office of Technology Licensing, at the University of California, Berkeley, 2150 Shattuck Avenue, Suite 510, Berkeley, CA 94720-1620 (“REGENTS”) and KINEMED, INC., a Delaware corporation having a principal place of business at EmeryStation North, 5980 Horton Street, Suite 470, Emeryville, CA 94608-2012 (“LICENSEE”), agree to amend that certain Agreement between REGENTS and LICENSEE which bears an effective date of February 16, 2001 (as amended previously through Amendment #1 and Amendment #2, said Amendments #1 and #2 bearing effective dates of June 15, 2002, and October 15, 2002 respectively), as follows:,

ARTICLE 1.1 (m) (BACKGROUND) add the following:

1.1 m) ***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Amendment #3	Confidential

ARTICLE 2.1(j) (DEFINITIONS) substitute the following:

(j) All of Regents’ United States patent applications filed under U.C. Case Numbers .: *** as described in Article 1.1 (c) through (m) above, and;

ARTICLE 5.1(b) (LICENSE ISSUE FEE) substitute the following:

5.1(b) LICENSEE shall also pay to REGENTS a non-creditable, non- refundable license fee of *** on or before *** and an additional non-creditable, non-refundable license fee of *** on or before ***. In addition, LICENSEE shall, within *** days after the final execution of this amendment #1 to the Agreement, cause to be issued to REGENTS, through its nominee, Shellwater & Co., and to REGENTS’ employee(s) a total of *** shares of common stock in KineMed, Inc., in accordance with the Shareholder’s Agreements between REGENTS and LICENSEE dated February 16, 2001 and June 11, 2002. As of the EFFECTIVE DATE OF AMENDMENT #2, REGENTS acknowledges that LICENSEE has fully paid to REGENTS *** and *** shares of common stock in KineMed, Inc. in accordance with this Article 5.1(b).

As consideration for the addition of REGENTS’ case *** by way of the second amendment to the Agreement, LICENSEE shall also pay to REGENTS a non-creditable, non-refundable fee of *** on or before November 15, 2002 and shall, within *** days after the final execution of this amendment #2 to the Agreement, cause to be issued to REGENTS, through its nominee, Shellwater & Co., and to REGENTS employee(s) a total of *** shares of common stock in

KineMed, Inc., in accordance with the Shareholder's Agreements between

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Amendment #3	Confidential

REGENTS and LICENSEE attached hereto as Exhibit A. As of the EFFECTIVE DATE OF AMENDMENT #3, REGENTS acknowledges that LICENSEE has fully paid to REGENTS *** and has issued *** shares of common stock in KineMed, Inc. pursuant to the additional rights granted in the second amendment to the Agreement and in accordance with this Article 5.1(b).

As consideration for the addition of REGENTS' case *** by way of this third amendment to the Agreement, LICENSEE shall also pay to REGENTS a non-creditable, non-refundable fee of *** on or before *** and shall, within *** days after the final execution of this amendment #3 to the Agreement, cause to be issued to REGENTS, through its nominee, Shellwater & Co., and to REGENTS employee(s) a total of *** shares of common stock in KineMed, Inc., in accordance with the Shareholder's Agreements between REGENTS and LICENSEE attached hereto as Exhibit A.

ARTICLE 5.1(c) (LICENSE ISSUE FEE) substitute the following:

5.1(c) For any of the following U.C. Case Numbers: *** as described in Article 2.1(j) and in Article 1.1 (c) through (m) above, if the corresponding patent application(s) have not resulted at least one VALID CLAIM, then for each such U.C. Case Number, LICENSEE shall be entitled to a credit of *** toward its future royalty payments to REGENTS pursuant to Article 6.1.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Amendment #3	Confidential

All remaining terms and conditions of the Agreement (as amended) remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals by their duly authorized officers or representatives.

THE REGENTS OF THE		KINEMED, INC.
UNIVERSITY OF CALIFORNIA

By	/s/ Carol Mimura	By	/s/ David M. Fineman
	Carol Mimura, Ph.D.		David M. Fineman
	Acting Director		President & CEO
Office of Technology Licensing

Date April 3, 2003		Date April 1, 2003

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Amendment #3	Confidential